UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2015

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-25909 (Commission File Number)	86-0931332 (IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California (Address of Principal Executive Offices)	92081 (Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 28, 2015, the Company issued a press release reporting its financial results for the quarter ended and fiscal year ended June 30, 2015, and provided certain forward-looking performance estimates for the year ending June 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the performance estimates included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: September 28, 2015	/s/ Ron Dutt
Ron Dutt, Chief Executive Officer and Interim Chief Financial Officer